                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

     The undersigned Chief Financial Officer of First Keystone Financial, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the quarter ended December 31, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/ Rose M. DiMarco
                                        ----------------------------------------
                                        Name: Rose M. DiMarco
                                        Title: Chief Financial Officer

Date: February 14, 2006

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to First Keystone Financial, Inc. and will be retained by First Keystone Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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